UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 16, 2015

Citizens Bancshares Corporation
(Exact name of registrant as specified in its charter)

Georgia	333-38509	58-1631302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Piedmont Avenue, NE, Atlanta, Georgia, USA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 659-5959

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 16, 2015, Citizens Bancshares Corporation (the “Registrant”) issued a press release announcing its third quarter results for 2015. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements, Pro Forma Information, and Exhibits

Exhibit 99.1

Press Release of Registrant, dated November 16, 2015, announcing third quarter 2015 results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION

By:	/s/ Cynthia N. Day
Cynthia N. Day
President and CEO

Dated:  November 16, 2015